UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2013

Item 1. Reports to Stockholders.

5	31	2013

ANNUAL REPORT

Oppenheimer Emerging Markets Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/13

	Class A Shares of the Fund		JPMorgan Government Bond Index— Emerging Markets Global Diversified (Unhedged)	JPMorgan Emerging Markets Bond Index Global Diversified	Reference Index
	Without Sales Charge	With Sales Charge
1-Year	11.84%	6.53%	11.58%	10.07%	11.17%
Since Inception (6/30/10)	6.92	5.15	7.83	9.41	8.37

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER EMERGING MARKETS DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 11.84% during the reporting period. On a relative basis, the Fund outperformed its Reference Index’s return of 11.17% for the same period. The Reference Index is a customized weighted index comprised of the following underlying broad-based security indices: 70% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified (Unhedged) and 30% of the JPMorgan Emerging Markets Bond Index Global Diversified.

MARKET OVERVIEW

Global economic sentiment was undermined at the start of the reporting period by a number of concerns, most notably a persistent debt crisis in Europe, economic slowdowns in China and other emerging markets, and high unemployment and struggling housing markets in the United States. However, investors were soon encouraged by better macroeconomic news when the head of the European Central Bank (the “ECB”) stated a firm commitment to keeping the euro as a common currency for the European Union, and U.S. employment and housing market trends began to show signs of improvement.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER EMERGING MARKETS DEBT FUND	3

Investor optimism was boosted further during the fall of 2012, when central banks in the United States and Europe launched new quantitative easing programs designed to keep long-term interest rates low and promote greater economic stability. The Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of mortgage-backed securities issued by U.S. government agencies, and the ECB signaled its intention to purchase massive amounts of debt from troubled members of the European Union.

As macroeconomic concerns eased over the summer of 2012, emerging market bonds performed well and emerging markets currencies rallied against the U.S. dollar. This rally was partly the result of improving economic conditions, particularly in Asia. Most notably, policymakers appeared to have engineered a “soft landing” for China’s economy, and investors began to look forward to new political leadership that was widely expected to adopt more stimulative fiscal policies. India also seemed to rebound from earlier weakness when the government enacted legislation to liberalize foreign ownership and investment in certain industries.

However, emerging market debt experienced volatility over the closing months of the period. The cause for this decline began in March, when Japan announced a new supersized program of quantitative easing, which led fixed income yields to decline dramatically around the globe for the next month or so – including those in both the U.S. and emerging markets. At the same time, U.S. economic data proved to be fairly resistant to the fiscal sequester and various speakers at the Fed began talking about an eventual tapering of their asset purchase program. Foreign and domestic fixed income markets reacted strongly to the prospect of this tapering. Interest rates increased in most developed markets, and the yield on the U.S. 10-Year Treasury bond increased from 1.87% at the end of March to 2.16% at the end of May. However, the reaction in emerging market debt was surprising as rates in countries like Mexico, Brazil, Russia, and others, rose at a faster rate than in the U.S. While the rapid increase in rates in emerging markets was impacted by potential Fed tapering, we believe it was more so the result of a series of “liquidation events,” as investors such as hedge funds and commodity trading advisors (CTAs)1 unwound their momentum trades. Therefore, we don’t believe the recent volatility in emerging markets debt has been based on fundamentals and is likely to dissipate as 2013 progresses.

FUND REVIEW

For the overall period, the Fund’s allocation to high yield and high grade emerging market corporate debt positively drove performance. Additionally, both the Fund’s

1 A CTA is an individual or organization who is retained by a fund or individual client to provide advice and services related to trading in futures contracts, commodity options and/or swaps.

4	OPPENHEIMER EMERGING MARKETS DEBT FUND

investments in local currency-denominated emerging market debt and U.S. dollar-denominated debt produced positive absolute results. With rising rates and a rising U.S. dollar, the Fund’s large exposure to emerging market corporates and local currency-denominated emerging market debt detracted from performance over the latter half of the reporting period, but not enough to offset the gains experienced earlier on.

Among emerging markets corporate debt, the Fund received its strongest results from Russian corporate bonds. These investments were attractively valued over the period and provided higher yields relative to comparable investments in other countries. The Fund’s Russian corporate bonds experienced some declines later in the period, but not enough to offset earlier gains. Also contributing positively in this area were corporate bonds of Brazil and Colombia. However, underweight exposure to corporate bonds in China detracted from performance. We remain concerned about transparency issues related to Chinese corporate debt.

In the Fund’s local currency-denominated sleeve, sovereign bonds in Mexico were the strongest performer. Mexican bonds and the peso rallied as that nation continued to reform telecom and energy monopolies and benefit from a U.S. rebound as evidenced in employment and stronger housing prices. Other contributors in the local-denominated sleeve were Turkey and Colombia. The Fund’s exposure to dollar-denominated bonds from Venezuela boosted

performance. Over the first half of the period, Venezuelan bonds benefited from successful resolution of local elections and investors’ increased appetite for riskier assets for most of the period. While the death of Hugo Chavez added some uncertainty to Venezuela’s outlook, we believe that the country’s willingness to pay its debt is undiminished.

STRATEGY & OUTLOOK

Despite the heightened volatility in emerging markets at period end, our conviction in the underlying drivers of emerging markets debt, and specifically local currency bonds, has not changed. While we continue to believe that the U.S. dollar is likely to remain relatively strong in the near term, the spike in emerging market debt was less justified, in our view, and the underlying fundamentals of emerging market debt are still attractive to us. Balance sheets appear to be for the most part healthy, inflation is muted, and central banks generally continue to serve as inflation fighters and volatility smoothers, even though Gross Domestic Product growth is not particularly exciting. When we look at the composition of global growth, we see that much of the risk from fears of a hard landing in China or another crisis in Europe has been removed, and the world is slowly healing. As a result, we see little inflation in the world as most economies are still performing below their potential. Low growth likely means little currency appreciation, but with the recent selloff, we find the asset

OPPENHEIMER EMERGING MARKETS DEBT FUND	5

class now offers significantly better valuations and much higher yields. Considering there were some worries earlier that valuations were too expensive, we view this as an opportunity. In the near term, we are looking to add to our high conviction emerging market interest rate exposure in markets like Mexico, Brazil and South Africa.

Sara J. Zervos, Ph.D. Portfolio Manager

6	OPPENHEIMER EMERGING MARKETS DEBT FUND

Top Holdings and Allocations

TOP TEN COUNTRIES
Turkey	17.0%
Russia	16.8
Brazil	15.1
Venezuela	7.6
Mexico	6.2
United States	6.2
South Africa	4.2
Hungary	3.9
Colombia	2.5
Ukraine	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

PORTFOLIO ALLOCATION
Foreign Government Obligations	57.0%
Corporate Bonds and Notes	35.7
U.S. Government Obligations	4.1
Money Market Fund	1.8
Structured Securities	1.0
Swaptions Purchased	0.3
Options Purchased	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	5.9%
A	18.4
BBB	45.9
BB	13.3
B	12.9
Unrated	3.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 31, 2013, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

OPPENHEIMER EMERGING MARKETS DEBT FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/13

	Inception Date	1-Year	Since Inception
Class A (OEMAX)	6/30/10	11.84%	6.92%
Class C (OEMCX)	6/30/10	11.00%	6.11%
Class I (OEMIX)	9/28/12	N/A	1.69%
Class N (OEMNX)	6/30/10	11.57%	6.66%
Class Y (OEMYX)	6/30/10	12.07%	7.20%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/13
	Inception Date	1-Year	Since Inception
Class A (OEMAX)	6/30/10	6.53%	5.15%
Class C (OEMCX)	6/30/10	10.00%	6.11%
Class I (OEMIX)	9/28/12	N/A	1.69%
Class N (OEMNX)	6/30/10	10.57%	6.66%
Class Y (OEMYX)	6/30/10	12.07%	7.20%

STANDARDIZED YIELDS
For the 30 Days Ended 5/31/13
Class A	4.28%
Class C	3.73
Class I	4.91
Class N	4.29
Class Y	4.84

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

8	OPPENHEIMER EMERGING MARKETS DEBT FUND

Standardized yield is based on net investment income for the 30-day period ended 5/31/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class N, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index—Emerging Markets Global Diversified (Unhedged), the JPMorgan Emerging Markets Bond Index Global Diversified and the Fund’s Reference Index. The JPMorgan Government Bond Index—Emerging Markets Global Diversified (Unhedged) is an emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments. The JPMorgan Emerging Markets Bond Index Global Diversified tracks total returns of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The Reference Index is a customized weighted index comprised of the following underlying broad-based security indices: 70% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified (Unhedged) and 30% of the JPMorgan Emerging Markets Bond Index Global Diversified. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER EMERGING MARKETS DEBT FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER EMERGING MARKETS DEBT FUND

Fund Expenses  Continued

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013
Class A	$1,000.00	$994.30	$6.28
Class C	1,000.00	990.50	9.97
Class I	1,000.00	995.30	4.24
Class N	1,000.00	993.10	7.48
Class Y	1,000.00	994.80	4.74

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.65	6.36
Class C	1,000.00	1,014.96	10.10
Class I	1,000.00	1,020.69	4.29
Class N	1,000.00	1,017.45	7.57
Class Y	1,000.00	1,020.19	4.80

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.26%
Class C	2.00
Class I	0.85
Class N	1.50
Class Y	0.95

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER EMERGING MARKETS DEBT FUND	11

STATEMENT OF INVESTMENTS    May 31, 2013

	Principal Amount		Value
U.S. Government Obligations—4.0%
U.S. Treasury Bills:
0.067%, 10/31/13[1]	$4,305,000		$4,303,924
0.101%, 8/1/13	100,000		99,996
Total U.S. Government Obligations (Cost $4,403,774)			4,403,920
Foreign Government Obligations—56.4%
Angola—1.0%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	1,040,000		1,116,700
Bolivia—0.3%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	355,000		350,563
Brazil—8.4%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts., 8.343%, 1/1/15[2]	5,105,000	BRR	2,086,862
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	3,705,000	BRR	1,756,157
9.762%, 1/1/21	5,900,000	BRR	2,745,515
13.505%, 5/15/45[3]	380,000	BRR	482,062
Series NTNB, 13.288%, 8/15/50[3]	360,000	BRR	462,807
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	1,610,000	BRR	761,931
Brazil (Federative Republic of) Treasury Bills, 6.775%, 7/1/13[2]	1,885,000	BRR	874,809
			9,170,143
Croatia—1.5%
Croatia (Republic of) Unsec. Nts.:
5.50%, 4/4/23[4]	795,000		815,074
6.25%, 4/27/17[4]	410,000		444,526
6.375%, 3/24/21[4]	195,000		213,909
6.75%, 11/5/19[4]	180,000		201,420
			1,674,929
Dominican Republic—0.6%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[4]	315,000		325,238
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[4]	350,000		358,750
			683,988
Guatemala—0.3%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[4]	320,000		313,600
Hungary—3.6%
Hungary (Republic of) Bonds:
Series 19/A, 6.50%, 6/24/19	136,000,000	HUF	639,186
Series 20/A, 7.50%, 11/12/20	47,000,000	HUF	234,396
Series 23A, 6%, 11/24/23	90,000,000	HUF	408,631
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	40,000		43,800
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	95,000	EUR	133,320
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	895,000		976,714

12	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Hungary Continued
Hungary (Republic of) Unsec. Bonds:
5.375%, 2/21/23	$690,000		$690,863
5.50%, 12/20/18	170,000,000	HUF	760,878
			3,887,788
Ivory Coast—1.4%
Ivory Coast Bonds, 5.75%, 12/31/32	1,585,000		1,485,938
Mexico—4.2%
United Mexican States Bonds:
Series M, 6.50%, 6/9/22[5]	16,700,000	MXN	1,411,084
Series M20, 7.50%, 6/3/27[5]	11,400,000	MXN	1,041,232
Series M20, 8.50%, 5/31/29[5]	5,770,000	MXN	568,797
Series M30, 8.50%, 11/18/38[5]	5,500,000	MXN	542,804
Series M, 9%, 6/20/13	3,700,000	MXN	290,504
United Mexican States Treasury Bills:
3.804%, 11/14/13[2]	4,400,000	MXN	338,216
3.822%, 9/19/13[2]	5,200,000	MXN	402,221
			4,594,858
Nigeria—1.1%
Nigeria (Federal Republic of) Treasury Bills:
10.635%, 7/4/13[2]	10,000,000	NGN	62,554
11.235%, 1/23/14[2]	13,000,000	NGN	76,306
11.835%, 10/24/13[2]	4,000,000	NGN	24,261
11.851%, 10/10/13[2]	3,000,000	NGN	18,161
12.226%, 8/1/13[2]	4,355,000	NGN	26,988
13.43%, 9/5/13[2]	41,000,000	NGN	251,423
13.779%, 9/26/13[2]	22,000,000	NGN	133,905
14.326%, 6/6/13[2]	8,000,000	NGN	50,436
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	31,000,000	NGN	155,216
16%, 6/29/19	31,000,000	NGN	225,406
16.39%, 1/27/22	29,000,000	NGN	228,425
			1,253,081
Paraguay—0.2%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[4]	205,000		203,975
Peru—0.7%
Peru (Republic of) Sr. Unsec. Bonds: 6.95%, 8/12/31[4]	570,000	PEN	236,934
8.20%, 8/12/26[4]	1,005,000	PEN	474,916
			711,850
Poland—2.0%
Poland (Republic of) Bonds, Series WS0922, 5.75%, 9/23/22	1,630,000	PLZ	582,253
Poland (Republic of) Unsec. Bonds:
Series 429, 5.75%, 4/25/29	2,550,000	PLZ	953,246
Series 1023, 4%, 10/25/23	1,910,000	PLZ	602,043
			2,137,542

OPPENHEIMER EMERGING MARKETS DEBT FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Russia—3.8%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[4]	6,100,000	RUR	$194,095
Russian Federation Bonds:
7.50%, 2/27/19[5]	24,600,000	RUR	800,791
7.60%, 4/14/21[5]	27,700,000	RUR	895,696
Russian Federation Sr. Unsec. Bonds, Series 6211, 7%, 1/25/23[5]	44,600,000	RUR	1,387,694
Russian Federation Unsec. Bonds:
Series 9, 7.90%, 3/18/21[5]	4,000,000	RUR	124,657
Series 6209, 7.60%, 7/20/22[5]	18,900,000	RUR	612,623
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.669%, 9/17/32[5]	5,400,000	RUR	173,327
			4,188,883
Rwanda—0.4%
Rwanda (Republic of) Sr. Unsec. Bonds, 6.625%, 5/2/23[4]	465,000		437,100
Serbia—0.5%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[4]	305,000		312,320
Serbia (Republic of) Treasury Bills, 10.004%, 6/12/14[2]	18,000,000	RSD	189,318
			501,638
South Africa—3.4%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	14,100,000	ZAR	1,392,299
Series R213, 7%, 2/28/31	4,147,000	ZAR	367,956
Series R207, 7.25%, 1/15/20	12,590,000	ZAR	1,285,670
South Africa (Republic of) Unsec. Bonds, Series 2023, 7.75%, 2/28/23	6,090,000	ZAR	628,702
			3,674,627
Sri Lanka—1.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[4]	130,000		130,650
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[4]	510,000		527,850
6.25% 7/27/21[4]	615,000		633,450
			1,291,950
Tanzania—0.4%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.45%, 3/8/20[5]	450,000		465,750
Thailand—1.5%
Thailand (Kingdom of) Sr. Unsec. Bonds:
3.58%, 12/17/27	19,400,000	THB	622,443
3.625%, 6/16/23	19,000,000	THB	635,304
3.65%, 12/17/21	12,400,000	THB	418,497
			1,676,244
Turkey—12.7%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	960,000		1,213,200
7%, 3/11/19	1,055,000		1,298,969
9%, 3/5/14	2,400,000	TRY	1,315,033
9%, 3/8/17	4,475,000	TRY	2,598,965

14	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Turkey Continued
Turkey (Republic of) Bonds: Continued
9.50%, 1/12/22[5]	860,000	TRY	$536,208
16.519%, 8/14/13[3]	230,000	TRY	178,198
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,020,000		1,238,025
Turkey (Republic of) Unsec. Bonds:
5.621%, 2/11/15[3]	260,000	TRY	189,638
6.25%, 9/26/22	1,775,000		2,169,938
8.50%, 9/14/22[5]	680,000	TRY	402,190
Series 5Y, 6.30%, 2/14/18[5]	1,155,000	TRY	610,654
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	785,000		889,013
6%, 1/14/41	1,115,000		1,286,431
			13,926,462
Ukraine—1.5%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[4]	500,000		514,500
Ukraine (Republic of) Sr. Unsec. Bonds, 7.50%, 4/17/23[4]	460,000		451,030
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[4]	610,000		631,350
			1,596,880
Uruguay—0.2%
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[3]	3,000,000	UYU	212,346
Venezuela—5.5%
Venezuela (Republic of) Bonds: 9%, 5/7/23	1,410,000		1,271,115
11.95%, 8/5/31	650,000		669,500
13.625%, 8/15/18	1,070,000		1,203,750
Venezuela (Republic of) Nts., 8.25%, 10/13/24	885,000		747,825
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	210,000		214,200
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	675,000		737,438
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	620,000		466,550
7.65%, 4/21/25	935,000		752,675
			6,063,053
Total Foreign Government Obligations (Cost $64,698,558)			61,619,888
Corporate Bonds and Notes—35.3%
Consumer Discretionary—0.1%
Household Durables—0.1%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[4]	70,000		70,700
Consumer Staples—0.3%
Food Products—0.3%
Alicorp SA, 3.875% Sr. Unsec. Nts., 3/20/23[4]	90,000		88,650
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[4]	130,000		125,125
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	180,000		176,513
			390,288

OPPENHEIMER EMERGING MARKETS DEBT FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Energy—10.0%
Energy Equipment & Services—0.1%
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[4]	$160,000		$166,000
Oil, Gas & Consumable Fuels—9.9%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	280,000		303,800
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[4]	75,000		74,813
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[4]	610,000		718,275
8.146% Sr. Sec. Nts., 4/11/18[4]	850,000		1,020,000
8.625% Sr. Sec. Nts., 4/28/34[4]	580,000		761,250
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[4]	965,000		1,232,788
Gazprom OAO Via Gaz Capital SA: 4.95% Sr. Unsec. Nts., 2/6/28[4]	435,000		418,688
4.95% Sr. Unsec. Nts., 7/19/22[4]	1,150,000		1,173,000
Lukoil International Finance BV: 4.563% Sr. Unsec. Nts., 4/24/23[4]	380,000		368,600
6.125% Sr. Unsec. Nts., 11/9/20[4]	395,000		438,944
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[4]	210,000		246,225
Novatek OAO via Novatek Finance Ltd.: 4.422% Sr. Unsec. Nts., 12/13/22[4]	435,000		417,600
7.75% Unsec. Nts., 2/21/17[4]	2,570,000	RUR	81,292
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]	153,900		166,674
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[4]	145,000		146,813
Petroleos de Venezuela SA: 12.75% Sr. Unsec. Nts., 2/17/22[4]	715,000		760,581
5.125% Sr. Unsec. Nts., 10/28/16	300,000		262,500
8.50% Sr. Nts., 11/2/17[4]	1,245,000		1,176,525
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[4,7]	315,000		299,250
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[4]	500,480		520,499
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[4]	185,000		178,294
Tengizchevroil LLP, 6.124% Nts., 11/15/14[4]	60,200		62,051
			10,828,462
Financials—11.1%
Capital Markets—0.6%
Banco BTG Pactual SA (Cayman): 4% Sr. Unsec. Nts., 1/16/20[4]	350,000		332,150
5.75% Unsec. Sub. Nts., 9/28/22[4]	300,000		294,750
			626,900
Commercial Banks—8.4%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[4]	580,000	TRY	313,993
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[4]	225,000		252,529
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[6]	145,000	BRR	67,700
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[4]	100,000		97,750
9.15% Nts., 1/15/16[4]	36,000		37,710
9.95% Unsec. Unsub. Nts., 11/5/19[4]	160,000		164,000

16	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Commercial Banks Continued
Banco do Brasil SA (Cayman): 6.25% Jr. Sub. Perpetual Bonds[7]	$250,000		$242,500
9.25% Jr. Sub. Perpetual Bonds[4,7]	635,000		758,825
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[4]	585,000		643,500
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[4]	370,000	BRR	172,061
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[4]	255,000		252,450
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	355,000		353,225
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[4]	270,000		276,345
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]	200,000		209,648
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[4]	145,000		144,275
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[4]	370,000		363,525
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[4,5]	120,000		123,600
Sberbank of Russia Via SB Capital SA: 5.125% Sub. Nts., 10/29/22[4]	690,000		684,163
5.40% Sr. Unsec. Nts., 3/24/17	190,000		204,535
6.125% Sr. Nts., 2/7/22[4]	670,000		740,350
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[4]	185,000		194,596
Turkiye Is Bankasi AS: 3.875% Sr. Unsec. Nts., 11/7/17[4]	420,000		429,450
6% Sub. Nts., 10/24/22[4]	280,000		297,500
5.097% Unsec. Nts., 11/6/13[2]	500,000	TRY	259,838
4.916% Unsec. Nts., 8/12/13[2]	500,000	TRY	264,060
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]	80,000		78,700
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[4]	190,000		190,950
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[4]	80,000		85,200
VTB Capital SA: 6.315% Nts., 2/22/18[4]	145,000		157,572
6.465% Sr. Sec. Unsub. Nts., 3/4/15[4]	180,000		192,928
6.875% Sr. Sec. Nts., 5/29/18[4]	265,000		291,792
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[4]	280,000		282,800
6.75% Sr. Unsec. Nts., 2/8/17[4]	300,000		333,750
			9,161,820
Diversified Financial Services—1.9%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[4]	112,389		114,929
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[4]	1,410,000		1,577,931
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[4]	325,000		337,594
Stanbic IBTC Holding Co., 12.468% Nts., 9/24/13[2]	14,000,000	NGN	84,845
			2,115,299
Real Estate Management & Development—0.2%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[4,7]	130,000		141,375
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[4]	125,000		127,813
			269,188

OPPENHEIMER EMERGING MARKETS DEBT FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Industrials—1.5%
Aerospace & Defense—0.2%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	$240,000		$255,600
Construction & Engineering—0.6%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[4]	100,000		99,375
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[4]	110,000		114,950
Odebrecht Finance Ltd.: 4.375% Sr. Unsec. Nts., 4/25/25[4]	400,000		389,000
8.25% Sr. Unsec. Nts., 4/25/18[6]	125,000	BRR	60,988
			664,313
Industrial Conglomerates—0.2%
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[4]	165,000		157,493
Road & Rail—0.5%
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[4]	2,300,000	MXN	178,896
Ukraine Railways via Shortline plc, 9.50% Unsec. Nts., 5/21/18[4]	350,000		348,705
			527,601
Materials—4.0%
Chemicals—0.5%
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[4]	200,000		202,500
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[4]	320,000		332,800
			535,300
Construction Materials—0.8%
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[4]	275,000		309,375
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[4]	195,000		210,113
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[4]	310,000		348,750
			868,238
Metals & Mining—2.7%
Alrosa Finance SA, 7.75% Nts., 11/3/20[4]	425,000		487,794
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]	55,000		53,625
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]	175,000		183,750
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[4]	375,000		380,625
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[4]	200,000		193,500
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[4]	275,000		274,313
Gerdau Trade, Inc., 4.75% Sr. Unsec. Nts., 4/15/23[4]	315,000		308,061
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]	150,000		149,621
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[4]	215,000		216,548
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[4]	115,000		113,850
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[4]	310,000		306,125
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[4]	185,000		174,825

18	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Metals & Mining Continued
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[4]	$100,000		$97,176
			2,939,813
Telecommunication Services—4.6%
Diversified Telecommunication Services—1.4%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	360,000	BRR	173,966
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]	130,000		128,050
Qtel International Finance Ltd., 3.875% Sr. Unsec. Nts., 1/31/28[4]	100,000		95,500
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[4]	310,000		299,375
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]	835,000		839,175
			1,536,066
Wireless Telecommunication Services—3.2%
America Movil SAB de CV, 6.45% Sr. Unsec. Nts., 12/5/22	3,600,000	MXN	288,340
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]	55,000		58,850
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[4]	185,000		184,538
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[4]	100,000		99,000
MTS International Funding Ltd.: 5% Sr. Unsec. Nts., 5/30/23[4]	150,000		148,594
8.625% Sr. Unsec. Nts., 6/22/20[4]	240,000		294,528
Vimpel Communications, Inc., 8.85% Sr. Unsec. Nts., 3/8/22[5]	4,000,000	RUR	127,589
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[4]	270,000		299,093
9.125% Sr. Unsec. Nts., 4/30/18[4]	500,000		591,250
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[4]	545,000		591,325
VimpelCom Holdings BV: 5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]	435,000		427,496
9% Sr. Unsec. Nts., 2/28/18	6,200,000	RUR	198,902
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[4]	155,000		163,913
			3,473,418
Utilities—3.7%
Electric Utilities—2.5%
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Unsub. Nts., 2/1/21[4]	292,000,000	COP	177,551
Eskom Holdings Ltd.: 10% Nts., Series ES23, 1/25/23	4,000,000	ZAR	464,082
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	4,000,000	ZAR	389,763
Israel Electric Corp. Ltd.: 6.70% Sr. Unsec. Nts., 2/10/17[4]	270,000		297,420
7.25% Nts., 1/15/19[4]	1,100,000		1,244,119
9.375% Sr. Sec. Nts., 1/28/20[4]	100,000		124,532
			2,697,467
Energy Traders—0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]	405,000		451,490

OPPENHEIMER EMERGING MARKETS DEBT FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Gas Utilities—0.6%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[4]	$270,000		$294,570
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[4]	190,000		189,050
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[4]	145,000		158,050
			641,670
Multi-Utilities—0.2%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[4]	265,000		260,363
Total Corporate Bonds and Notes (Cost $39,075,166)			38,637,489
Structured Securities—1.0%
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[4,5]	140,000	GHS	68,537
Citigroup Global Markets Holdings, Inc.: Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	143,000,000	COP	101,068
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	90,000,000	COP	61,159
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[6]	350,000,000	COP	247,402
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24[6]	880,000,000	COP	622,179
Total Structured Securities (Cost $1,191,019)			1,100,345

	Expiration Date	Strike Price	Contracts
Options Purchased—0.1%
Euro (EUR) Call[8]	10/16/13	1 EUR per 1.315 USD	2,000,000	41,432
Euro (EUR) Put[8]	10/16/13	1 EUR per 1.315 USD	2,000,000	71,267
Indian Rupee (INR) Call[8]	4/16/14	1 USD per 57.500 INR	18,900,000	4,891
Indian Rupee (INR) Call[8]	4/29/14	1 USD per 57.500 INR	10,000,000	2,677
Indian Rupee (INR) Call[8]	5/12/14	1 USD per 58.000 INR	10,700,000	3,407
Total Options Purchased (Cost $156,101)				123,674

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.3%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.22%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/18/44[8]	2/18/14	$2,200,000	145,055
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.565%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23[8]	8/30/13	4,000,000	44,065
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.43%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/3/18[8]	12/2/13	8,000,000	92,757

20	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased Continued
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 3.27%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[8]	9/3/13	$2,000,000	$68,000

Total Swaptions Purchased (Cost $317,467)			349,877

		Shares
Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 012%[9,10] (Cost $1,903,985)		1,903,985	1,903,985
Total Investments, at Value (Cost $111,746,070)		98.9%	108,139,178
Other Assets Net of Liabilities		1.1	1,257,625

Net Assets		100.0%	$109,396,803

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

BRR	Brazilian Real
COP	Colombian Peso
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
INR	Indian Rupee
MXN	Mexican Nuevo Peso
NGN	Nigeria Naira
PEN	Peruvian New Sol
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
THB	Thai Bhat
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

1. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $139,965. See Note 6 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $42,425,733 or 38.78% of the Fund’s net assets as of May 31, 2013.

5. Represents the current interest rate for a variable or increasing rate security.

OPPENHEIMER EMERGING MARKETS DEBT FUND	21

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

6. Restricted security. The aggregate value of restricted securities as of May 31, 2013 was $1,174,782, which represents 1.07% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16	3/22/13	$72,130	$67,700	$(4,430)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	246,520	247,402	882
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24	3/13/13	715,812	622,179	(93,633)
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20	3/21/13-4/16/13	180,173	176,513	(3,660)
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18	4/17/13	62,228	60,988	(1,240)

		$1,276,863	$1,174,782	$(102,081)

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. Non-income producing security.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares May 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	1,938,431	68,687,791	68,722,237	1,903,985

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$1,903,985	$3,769

10. Rate shown is the 7-day yield as of May 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Turkey	$18,378,223	17.0%
Russia	18,183,551	16.8
Brazil	16,358,390	15.1
Venezuela	8,262,659	7.6
Mexico	6,732,130	6.2
United States	6,657,782	6.2
South Africa	4,528,472	4.2
Hungary	4,225,382	3.9
Colombia	2,752,592	2.5
Ukraine	2,540,686	2.4
Poland	2,137,542	2.0
Thailand	1,676,244	1.6
Croatia	1,674,929	1.5
Israel	1,666,071	1.5
Ivory Coast	1,485,938	1.4
Nigeria	1,337,926	1.2
Sri Lanka	1,291,950	1.2
Peru	1,265,895	1.2
Angola	1,116,700	1.0

22	OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments Continued

Geographic Holdings Continued	Value	Percent
Chile	$960,513	0.9%
Dominican Republic	798,917	0.7
Serbia	501,638	0.5
Tanzania	465,750	0.4
Rwanda	437,100	0.4
India	433,825	0.4
Bolivia	350,563	0.3
Guatemala	313,600	0.3
United Arab Emirates	260,363	0.2
Jamaica	243,388	0.2
Uruguay	212,346	0.2
Paraguay	203,975	0.2
Italy	163,913	0.2
China	127,813	0.1
European Union	112,699	0.1
Qatar	95,500	0.1
Ghana	68,537	0.1
Kazakhstan	62,051	0.1
Australia	53,625	0.1

Total	$108,139,178	100.0%

Forward Currency Exchange Contracts as of May 31, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Colombian Peso (COP)	Sell	600,000	COP	6/17/13-7/19/13	$314,129	$4,865	$284
Hungarian Forint (HUF)	Buy	68,000	HUF	6/26/13-9/16/13	296,546	806	1,274
Mexican Nuevo Peso (MXN)	Sell	13,300	MXN	6/20/13-11/14/13	1,031,343	43,775	—
New Turkish Lira (TRY)	Sell	910	TRY	6/17/13-9/3/13	484,396	3,720	22
Peruvian New Sol (PEN)	Sell	3,480	PEN	6/11/13-10/29/13	1,258,165	64,256	—
South African Rand (ZAR)	Sell	1,420	ZAR	7/5/13	140,398	13,958	—
South Korean Won (KRW)	Sell	257,000	KRW	7/5/13	226,679	—	2,215

						131,380	3,795
Barclays Bank plc:
Chilean Peso (CLP)	Buy	65,000	CLP	8/2/13	128,462	—	7,792
Euro (EUR)	Sell	280	EUR	9/16/13	364,184	—	467
Hungarian Forint (HUF)	Buy	81,000	HUF	9/16/13	351,241	—	1,281
Nigerian Naira (NGN)	Buy	160,000	NGN	6/10/13	1,008,777	16,529	—
Peruvian New Sol (PEN)	Buy	1,920	PEN	6/25/13	697,718	—	25,991
Russian Ruble (RUR)	Sell	11,500	RUR	6/13/13	359,196	—	158

OPPENHEIMER EMERGING MARKETS DEBT FUND	23

STATEMENT OF INVESTMENTS    Continued

Forward Currency Exchange Contracts as of May 31, 2013 are as follows: Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc: Continued
South African Rand (ZAR)	Sell	36,925	ZAR	10/7/13-11/15/13	$3,585,190	$298,944	$5,154

						315,473	40,843
Citibank NA:
Colombian Peso (COP)	Sell	2,189,000	COP	6/17/13-9/26/13	1,147,276	48,740	—
Euro (EUR)	Buy	40	EUR	6/20/13	51,996	266	—
Euro (EUR)	Sell	100	EUR	6/3/13	129,977	—	101
Hungarian Forint (HUF)	Buy	166,000	HUF	6/26/13	725,284	7,909	—
Hungarian Forint (HUF)	Sell	28,000	HUF	9/16/13	121,417	—	75
Malaysian Ringgit (MYR)	Buy	7,970	MYR	7/25/13	2,569,863	—	42,951
Mexican Nuevo Peso (MXN)	Sell	9,800	MXN	8/16/13	761,616	4,383	3,441
Peruvian New Sol (PEN)	Buy	420	PEN	6/10/13	152,904	—	5,318

						61,298	51,886
Credit Suisse International
South Korean Won (KRW)	Sell	257,000	KRW	7/5/13	226,679	—	2,225
Deutsche Bank AG:
Colombian Peso (COP)	Buy	1,211,000	COP	7/19/13	633,170	—	18,255
Euro (EUR)	Sell	105	EUR	8/30/13	136,551	—	437
Hungarian Forint (HUF)	Buy	115,000	HUF	6/26/13-9/16/13	499,991	—	5,960
Hungarian Forint (HUF)	Sell	16,000	HUF	9/16/13	69,381	—	2,681
New Turkish Lira (TRY)	Sell	270	TRY	9/3/13	142,407	—	348
Peruvian New Sol (PEN)	Buy	250	PEN	6/10/13-6/11/13	91,004	—	431

						—	28,112
Goldman Sachs Bank USA:
Colombian Peso (COP)	Buy	670,000	COP	6/17/13	351,387	—	11,698
Euro (EUR)	Buy	100	EUR	6/4/13	129,978	71	—
Euro (EUR)	Sell	135	EUR	6/4/13-6/26/13	175,480	217	—
New Turkish Lira (TRY)	Buy	1,060	TRY	6/17/13	564,808	—	20,421
New Turkish Lira (TRY)	Sell	500	TRY	8/12/13	264,430	10,675	—
Peruvian New Sol (PEN)	Sell	890	PEN	6/25/13	323,421	19,480	—

						30,443	32,119
JPMorgan Chase Bank NA:
Brazilian Real (BRR)	Sell	3,690	BRR	7/2/13	1,711,122	33,188	—

24	OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts as of May 31, 2013 are as follows: Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank NA: Continued
Colombian Peso (COP)	Buy	382,000	COP	6/17/13	$200,343	$—	$6,257
Colombian Peso (COP)	Sell	1,163,000	COP	10/7/13	603,477	26,704	—
Hungarian Forint (HUF)	Buy	55,000	HUF	9/16/13	238,497	—	1,215
Hungarian Forint (HUF)	Sell	257,000	HUF	6/26/13	1,122,880	4,469	—
Malaysian Ringgit (MYR)	Buy	6,150	MYR	6/27/13	1,985,665	13,183	—
Malaysian Ringgit (MYR)	Sell	500	MYR	7/5/13	161,401	—	85
Mexican Nuevo Peso (MXN)	Buy	19,800	MXN	8/16/13	1,538,775	—	82,050
New Turkish Lira (TRY)	Buy	2,335	TRY	7/29/13	1,236,978	—	46,652
New Turkish Lira (TRY)	Sell	2,160	TRY	6/17/13-11/6/13	1,144,113	39,467	—
Russian Ruble (RUR)	Buy	66,000	RUR	6/13/13	2,061,474	—	7,239
South Korean Won (KRW)	Buy	514,000	KRW	7/5/13	453,358	—	3,897
Thailand Baht (THB)	Sell	10,400	THB	5/8/14	337,756	5,819	—

						122,830	147,395
Morgan Stanley Capital Services, Inc.:
Brazilian Real (BRR)	Sell	1,590	BRR	7/2/13	737,313	6,495	—
Euro (EUR)	Buy	550	EUR	6/20/13	714,942	5,516	15
Euro (EUR)	Sell	70	EUR	6/4/13	90,984	16	—
Mexican Nuevo Peso (MXN)	Buy	46,450	MXN	11/6/13	3,585,107	—	172,984
Peruvian New Sol (PEN)	Sell	500	PEN	6/10/13	182,028	10,539	—
South African Rand (ZAR)	Sell	2,700	ZAR	7/5/13	266,954	—	1,350

						22,566	174,349
Nomura Global Financial Products, Inc.:
Euro (EUR)	Buy	240	EUR	6/3/13-6/4/13	311,945	115	842
Euro (EUR)	Sell	350	EUR	6/3/13-6/20/13	454,951	1,181	282
Thailand Baht (THB)	Buy	2,400	THB	11/20/13	78,567	—	1,273

						1,296	2,397
The Royal Bank of Scotland plc:
Hungarian Forint (HUF)	Sell	70,000	HUF	9/16/13	303,542	—	550
Polish Zloty (PLZ)	Buy	8,380	PLZ	6/26/13	2,542,810	—	86,658
South African Rand (ZAR)	Sell	6,850	ZAR	10/7/13	668,182	56,386	—

						56,386	87,208

Total unrealized appreciation and depreciation						$741,672	$570,329

OPPENHEIMER EMERGING MARKETS DEBT FUND	25

STATEMENT OF INVESTMENTS    Continued

Futures Contracts as of May 31, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation
U.S. Treasury Nts., 10 yr.	Sell	110	9/19/13	$14,214,063	$131,985

Written Options as of May 31, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee (INR)	Call	17,800,000	1USD per 54.000INR	4/16/14	$4,780	$(1,717)	$3,063
Indian Rupee (INR)	Call	10,000,000	1USD per 54.000INR	4/29/14	2,657	(1,000)	1,657
Indian Rupee (INR)	Call	10,100,000	1USD per 54.750INR	5/12/14	2,441	(1,308)	1,133
Indian Rupee (INR)	Put	11,000,000	1USD per 59.450INR	4/29/14	4,880	(8,794)	(3,914)
Indian Rupee (INR)	Put	19,800,000	1USD per 60.000INR	4/16/14	8,029	(13,236)	(5,207)
Indian Rupee (INR)	Put	11,100,000	1USD per 60.150INR	5/12/14	4,495	(8,223)	(3,728)

					$27,282	$(34,278)	$(6,996)

Interest Rate Swap Contracts as of May 31, 2013 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Goldman Sachs International	1,200	BRR	BZDI	8.080%	1/2/15	$243
Goldman Sachs International	2,060	BRR	BZDI	7.785	1/2/15	(6,322)

Total	3,260	BRR				(6,079)
MXN TIIE BANXICO:
JPMorgan Chase Bank NA	2,100	MXN	5.750%	MXN TIIE BANXICO	1/9/23	3,629
Credit Suisse International	900	MXN	5.780	MXN TIIE BANXICO	1/6/23	1,381
Goldman Sachs International	1,300	MXN	5.780	MXN TIIE BANXICO	1/6/23	1,995

Total where Fund pays a fixed rate	4,300	MXN				7,005
Credit Suisse International	600	MXN	MXN TIIE BANXICO	6.645	12/24/32	867
Goldman Sachs International	800	MXN	MXN TIIE BANXICO	6.640	12/24/32	1,156
JPMorgan Chase Bank NA	1,400	MXN	MXN TIIE BANXICO	6.590	1/9/23	1,363

Total where Fund pays a floating rate	2,800	MXN				3,386

Total	7,100	MXN				$10,391

26	OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts as of May 31, 2013 are as follows: Continued
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month CAD BA CDOR
Bank of America NA	6,100	CAD	Three-Month CAD BA CDOR	2.318%	1/16/23	$ (60,971)
Three-Month USD BBA LIBOR
Bank of America NA	5,800		1.858%	Three-Month USD BBA LIBOR	1/18/23	174,248

					Total Interest Rate Swaps	$117,589

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
TIIE	Interbank Equilibrium Interest Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of May 31, 2013 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Interest Rate	6,100	CAD	$(60,971)
	Interest Rate	5,800		174,248

				113,277
Credit Suisse International	Interest Rate	1,500	MXN	2,248
Goldman Sachs International:
	Interest Rate	3,260	BRR	(6,079)
	Interest Rate	2,100	MXN	3,151

				(2,928)
JPMorgan Chase Bank NA	Interest Rate	3,500	MXN	4,992

		Total Swaps		$117,589

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Nuevo Peso

OPPENHEIMER EMERGING MARKETS DEBT FUND	27

STATEMENT OF INVESTMENTS    Continued

As of May 31, 2013, the Fund had entered into the following written swaption contracts:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received		Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.346%; Termination Date: 2/18/19	Interest Rate Swap; Pay Floating	$9,400	2/18/14		$89,825	$(173,071)	$(83,246)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.92%; Termination Date: 2/18/44	Interest Rate Swap; Pay Floating	2,200	2/18/14		25,069	(36,567)	(11,498)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.52%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	2,000	9/3/13		29,900	(29,900)	—

		Total where fund pays a floating rate			144,794		(239,538)	(94,744)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 2.265%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23	Interest Rate Swap; Pay Fixed	4,000	8/30/13		54,000	(35,829)	18,171

		Total where Fund pays a fixed rate			54,000		(35,829)	18,171

		Total Written Swaptions			$198,794		$(275,367)	$(76,573)

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

See accompanying Notes to Financial Statements.

28	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES    May 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $109,842,085)	$106,235,193
Affiliated companies (cost $1,903,985)	1,903,985
108,139,178
Cash	133,775
Unrealized appreciation on foreign currency exchange contracts	741,672
Appreciated swaps, at value (upfront payments $0)	184,882
Receivables and other assets:
Interest and dividends	1,739,697
Investments sold	816,007
Shares of beneficial interest sold	250,931
Closed foreign currency contracts	106,198
Futures margins	29,219
Other	10,475
Total assets	112,152,034
Liabilities
Appreciated options written, at value (premiums received $9,878)	4,025
Depreciated options written, at value (premiums received $17,404)	30,253
Swaption written, at value (premiums received $29,900)	29,900
Appreciated swaptions written, at value (premiums received $54,000)	35,829
Depreciated swaptions written, at value (premiums received $114,894)	209,638
Unrealized depreciation on foreign currency exchange contracts	570,329
Depreciated swaps, at value (upfront payments $0)	67,293
Payables and other liabilities:
Shares of beneficial interest redeemed	1,200,319
Investments purchased	290,153
Closed foreign currency contracts	135,302
Dividends	64,442
Distribution and service plan fees	20,778
Transfer and shareholder servicing agent fees	17,396
Shareholder communications	16,261
Trustees’ compensation	3,548
Other	59,765
Total liabilities	2,755,231
Net Assets	$109,396,803
Composition of Net Assets
Par value of shares of beneficial interest	$10,573
Additional paid-in capital	110,595,514
Accumulated net investment loss	(114,741)
Accumulated net realized gain on investments and foreign currency transactions	2,221,052
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,315,595)
Net Assets	$109,396,803

OPPENHEIMER EMERGING MARKETS DEBT FUND	29

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $64,789,429 and 6,262,053 shares of beneficial interest outstanding)	$10.35
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.87
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,065,781 and 2,518,382 shares of beneficial interest outstanding)	$10.35
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,823 and 950 shares of beneficial interest outstanding)	$10.34
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,013,751 and 291,254 shares of beneficial interest outstanding)	$10.35
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $15,518,019 and 1,500,158 shares of beneficial interest outstanding)	$10.34

See accompanying Notes to Financial Statements.

30	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF OPERATIONS    For the Year Ended May 31, 2013

Investment Income
Interest (net of foreign withholding taxes of $6,135)	$5,967,974
Dividends from affiliated companies	3,769
Other income	1,089
Total investment income	5,972,832
Expenses
Management fees	721,320
Distribution and service plan fees:
Class A	106,417
Class C	194,063
Class N	10,950
Transfer and shareholder servicing agent fees:
Class A	101,489
Class C	51,996
Class I	2
Class N	5,378
Class Y	23,119
Shareholder communications:
Class A	31,453
Class C	16,312
Class N	1,494
Class Y	7,263
Custodian fees and expenses	74,375
Legal, auditing and other professional fees	58,974
Trustees’ compensation	12,986
Other	15,155
Total expenses	1,432,746
Less waivers and reimbursements of expenses	(111,495)
Net expenses	1,321,251
Net Investment Income	4,651,581

OPPENHEIMER EMERGING MARKETS DEBT FUND	31

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on option exercised)	$5,054,432
Closing and expiration of option contracts written	530,267
Closing and expiration of swaption contracts written	25,717
Closing and expiration of futures contracts	(914)
Foreign currency transactions	(2,071,003)
Swap contracts	140,264
Net realized gain	3,678,763
Net change in unrealized appreciation/depreciation on:
Investments	(1,748,357)
Translation of assets and liabilities denominated in foreign currencies	1,228,714
Futures contracts	225,119
Option contracts written	81,098
Swaption contracts written	(77,065)
Swap contracts	133,217
Net change in unrealized appreciation/depreciation	(157,274)
Net Increase in Net Assets Resulting from Operations	$8,173,070

See accompanying Notes to Financial Statements.

32	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012
Operations
Net investment income	$4,651,581	$3,504,589
Net realized gain (loss)	3,678,763	(1,800,256)
Net change in unrealized appreciation/depreciation	(157,274)	(5,069,225)
Net increase (decrease) in net assets resulting from operations	8,173,070	(3,364,892)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,119,614)	(1,905,567)
Class C	(811,507)	(341,838)
Class I	(352)	—
Class N	(103,847)	(44,799)
Class Y	(616,173)	(237,666)
	(4,651,493)	(2,529,870)
Tax return of capital distribution:
Class A	—	(984,001)
Class C	—	(176,519)
Class I	—	—
Class N	—	(23,134)
Class Y	—	(122,727)
	—	(1,306,381)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	10,505,639	12,549,989
Class C	13,648,128	5,915,186
Class I	10,000	—
Class N	1,511,353	1,041,324
Class Y	7,857,100	5,832,818
	33,532,220	25,339,317
Net Assets
Total increase	37,053,797	18,138,174
Beginning of period	72,343,006	54,204,832
End of period (including accumulated net investment loss of $114,741 and $647,580, respectively)	$109,396,803	$72,343,006

See accompanying Notes to Financial Statements.

OPPENHEIMER EMERGING MARKETS DEBT FUND	33

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.53	.56	.52
Net realized and unrealized gain (loss)	.62	(.94)	.75

Total from investment operations	1.15	(.38)	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.41)	(.52)
Tax return of capital distribution	—	(.21)	—
Distributions from net realized gain	—	—	(.02)

Total dividends and/or distributions to shareholders	(.53)	(.62)	(.54)
Net asset value, end of period	$10.35	$9.73	$10.73
Total Return, at Net Asset Value[3]	11.84%	(3.67)%	12.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,789	$51,319	$43,912
Average net assets (in thousands)	$62,849	$48,137	$35,869
Ratios to average net assets:[4]
Net investment income	4.96%	5.49%	5.31%
Total expenses[5]	1.30%	1.26%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.23%	1.24%
Portfolio turnover rate	130%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	1.30%
Year Ended May 31, 2012	1.26%
Period Ended May 31, 2011	1.26%

See accompanying Notes to Financial Statements.

34	OPPENHEIMER EMERGING MARKETS DEBT FUND

Class C	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.44	.48	.44
Net realized and unrealized gain (loss)	.63	(.94)	.75
Total from investment operations	1.07	(.46)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.36)	(.44)
Tax return of capital distribution	—	(.18)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.45)	(.54)	(.46)
Net asset value, end of period	$10.35	$9.73	$10.73
Total Return, at Net Asset Value[3]	11.00%	(4.40)%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,066	$12,070	$7,241
Average net assets (in thousands)	$19,486	$ 9,819	$3,962
Ratios to average net assets:[4]
Net investment income	4.16%	4.73%	4.56%
Total expenses[5]	2.26%	2.36%	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%
Portfolio turnover rate	130%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	2.26%
Year Ended May 31, 2012	2.36%
Period Ended May 31, 2011	2.46%

See accompanying Notes to Financial Statements.

OPPENHEIMER EMERGING MARKETS DEBT FUND	35

FINANCIAL HIGHLIGHTS    Continued

Class I	Period Ended May 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.53
Income (loss) from investment operations:
Net investment income[2]	.37
Net realized and unrealized loss	(.19)

Total from investment operations	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)
Tax return of capital distribution	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.37)
Net asset value, end of period	$10.34

Total Return, at Net Asset Value[3]	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	5.20%
Total expenses[5]	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate	130%

1. For the period from September 28, 2012 (inception of offering) to May 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

36	OPPENHEIMER EMERGING MARKETS DEBT FUND

Class N	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.50	.53	.49
Net realized and unrealized gain (loss)	.62	(.94)	.75
Total from investment operations	1.12	(.41)	1.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.39)	(.49)
Tax return of capital distribution	—	(.20)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.50)	(.59)	(.51)
Net asset value, end of period	$10.35	$9.73	$10.73
Total Return, at Net Asset Value[3]	11.57%	(3.90)%	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,014	$1,452	$538
Average net assets (in thousands)	$2,210	$1,154	$300
Ratios to average net assets:[4]
Net investment income	4.69%	5.23%	5.06%
Total expenses[5]	1.72%	1.69%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%
Portfolio turnover rate	130%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	1.72%
Year Ended May 31, 2012	1.69%
Period Ended May 31, 2011	2.07%

See accompanying Notes to Financial Statements.

OPPENHEIMER EMERGING MARKETS DEBT FUND	37

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.55	.59	.55
Net realized and unrealized gain (loss)	.62	(.94)	.74
Total from investment operations	1.17	(.35)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.43)	(.54)
Tax return of capital distribution	—	(.22)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.56)	(.65)	(.56)
Net asset value, end of period	$10.34	$9.73	$10.73
Total Return, at Net Asset Value[3]	12.07%	(3.37)%	13.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,518	$7,502	$2,514
Average net assets (in thousands)	$11,863	$5,855	$ 883
Ratios to average net assets:[4]
Net investment income	5.20%	5.74%	5.66%
Total expenses[5]	1.17%	1.23%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%
Portfolio turnover rate	130%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.23%
Period Ended May 31, 2011	1.33%

See accompanying Notes to Financial Statements.

38	OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS    May 31, 2013

1. Significant Accounting Policies

Oppenheimer Emerging Markets Debt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of May 31, 2013, approximately 14% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class I shares were first publicly offered on September 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered

OPPENHEIMER EMERGING MARKETS DEBT FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

40	OPPENHEIMER EMERGING MARKETS DEBT FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$1,137,592	$1,245,897	$146	$3,589,079

1. The Fund had $146 of straddle losses which were deferred.

2. During the fiscal year ended May 31, 2013, the Fund utilized $456,095 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[4]
$536,410	$532,751	$1,069,161

4. $536,007, including $280,182 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 was as follows:

	Year Ended May 31, 2013	Year Ended May 31, 2012
Distributions paid from:
Ordinary income	$4,651,493	$2,529,870
Return of capital	—	1,306,381	[5]

Total	$4,651,493	$3,836,251

5. The Fund experienced a return of capital during the fiscal year ended May 31, 2012 due to the tax treatment of foreign currency losses.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

OPPENHEIMER EMERGING MARKETS DEBT FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$111,776,375
Federal tax cost of other investments	(10,959,477)

Total federal tax cost	$100,816,898

Gross unrealized appreciation	$987,678
Gross unrealized depreciation	(4,576,757)

Net unrealized depreciation	$(3,589,079)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line

42	OPPENHEIMER EMERGING MARKETS DEBT FUND

item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a

OPPENHEIMER EMERGING MARKETS DEBT FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

44	OPPENHEIMER EMERGING MARKETS DEBT FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER EMERGING MARKETS DEBT FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

46	OPPENHEIMER EMERGING MARKETS DEBT FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$4,403,920	$—	$4,403,920
Foreign Government Obligations	—	61,619,888	—	61,619,888
Corporate Bonds and Notes	—	38,637,489	—	38,637,489
Structured Securities	—	1,100,345	—	1,100,345
Options Purchased	—	123,674	—	123,674
Swaptions Purchased	—	349,877	—	349,877
Investment Company	1,903,985	—	—	1,903,985

Total Investments, at Value	1,903,985	106,235,193	—	108,139,178
Other Financial Instruments:
Foreign currency exchange contracts	—	741,672	—	741,672
Futures margins	29,219	—	—	29,219
Appreciated swaps, at value	—	184,882	—	184,882

Total Assets	$1,933,204	$107,161,747	$—	$109,094,951

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(570,329)	$—	$(570,329)
Depreciated swaps, at value	—	(67,293)	—	(67,293)
Appreciated options written, at value	—	(4,025)	—	(4,025)
Depreciated options written, at value	—	(30,253)	—	(30,253)
Swaptions written, at value	—	(29,900)	—	(29,900)
Appreciated swaptions written, at value	—	(35,829)	—	(35,829)
Depreciated swaptions written, at value	—	(209,638)	—	(209,638)

Total Liabilities	$—	$(947,267)	$—	$(947,267)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2013[1]		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	2,938,109	$31,271,647	2,692,216	$27,822,066
Dividends and/or distributions reinvested	189,956	2,006,813	151,570	1,536,703
Redeemed	(2,140,646)	(22,772,821)	(1,661,951)	(16,808,780)

Net increase	987,419	$10,505,639	1,181,835	$12,549,989

OPPENHEIMER EMERGING MARKETS DEBT FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest Continued

	Year Ended May 31, 2013[1]		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class C
Sold	1,619,600	$17,274,890	947,461	$9,784,713
Dividends and/or distributions reinvested	68,819	728,684	47,024	475,971
Redeemed	(410,222)	(4,355,446)	(428,796)	(4,345,498)

Net increase	1,278,197	$13,648,128	565,689	$5,915,186

Class I
Sold	950	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	950	$10,000	—	$—

Class N
Sold	159,845	$1,699,422	150,204	$1,559,656
Dividends and/or distributions reinvested	9,749	103,152	6,324	63,700
Redeemed	(27,536)	(291,221)	(57,482)	(582,032)

Net increase	142,058	$1,511,353	99,046	$1,041,324

Class Y
Sold	1,628,012	$17,325,843	1,121,786	$11,652,045
Dividends and/or distributions reinvested	53,867	569,756	28,892	292,314
Redeemed	(952,996)	(10,038,499)	(613,738)	(6,111,541)

Net increase	728,883	$7,857,100	536,940	$5,832,818

1. For the year ended May 31, 2013 for Class A, Class C, Class N, and Class Y shares, and for the period from September 28, 2012 (inception of offering) to May 31, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$125,843,461	$100,502,974
U.S. government and government agency obligations	1,165,279	—

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

48	OPPENHEIMER EMERGING MARKETS DEBT FUND

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C

OPPENHEIMER EMERGING MARKETS DEBT FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$284,289
Class N	19,112

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
May 31, 2013	$70,295	$—	$5,755	$24

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for Class N shares and 0.95% for Class Y shares. During the year ended May 31, 2013, the Manager reimbursed the Fund $27,966, $50,707, $7, $4,888 and $25,748 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended May 31, 2013, the Manager waived fees and/or reimbursed the Fund $2,179 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

50	OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

OPPENHEIMER EMERGING MARKETS DEBT FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,506,303, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $657,302 as of May 31, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 31, 2013 the Fund has required certain counterparties to post collateral of $265,115.

52	OPPENHEIMER EMERGING MARKETS DEBT FUND

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of May 31, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $233,568 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2013, the Fund could have been required to pay this amount in cash to its counterparties.

Valuations of derivative instruments as of May 31, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Appreciated swaps, at value	$184,882		Depreciated swaps, at value	$67,293
Interest rate contracts	Futures margins	29,219	*
Foreign exchange contracts	Closed currency contracts	106,198		Closed currency contracts	135,302
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	741,672		Unrealized depreciation on foreign currency exchange contracts	570,329
Foreign exchange contracts				Appreciated options written, at value	4,025
Foreign exchange contracts				Depreciated options written, at value	30,253
Interest rate contracts				Appreciated swaptions written, at value	35,829
Interest rate contracts				Depreciated swaptions written, at value	209,638
Interest rate contracts				Swaptions written, at value	29,900
Foreign exchange contracts	Investments, at value	123,674	**
Interest rate contracts	Investments, at value	349,877	**

Total		$1,535,522			$1,082,569

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

OPPENHEIMER EMERGING MARKETS DEBT FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$—	$11,935	$11,935
Equity contracts	(234,509)	—	51,355	146,482	—	—	(36,672)
Foreign exchange contracts	(356,018)	—	478,912	—	263,811	—	386,705
Interest rate contracts	60,419	25,717	—	(147,396)	—	128,329	67,069

Total	$(530,108)	$25,717	$530,267	$(914)	$263,811	$140,264	$429,037

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$—	$18,492	$18,492
Equity contracts	(31,177)	27,013	—	—	—	—	(4,164)
Foreign exchange contracts	10,615	54,085	—	—	(200,200)	—	(135,500)
Interest rate contracts	32,410	—	(77,065)	225,119	—	114,725	295,189

Total	$11,848	$81,098	$(77,065)	$225,119	$(200,200)	$133,217	$174,017

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

54	OPPENHEIMER EMERGING MARKETS DEBT FUND

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended May 31, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $36,442,181 and $28,418,755, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

OPPENHEIMER EMERGING MARKETS DEBT FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $112,565 and $9,587,512 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $159,550 and $27,985 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

56	OPPENHEIMER EMERGING MARKETS DEBT FUND

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $28,812 and $79,378 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended May 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
May 31, 2012	—	$—	106,900,092	$211,980
Options written	262,050,046	258,175	256,687,600	558,787
Options closed or expired	(222,150,000)	(201,648)	(321,687,692)	(753,363)
Options exercised	(2,000,046)	(46,649)	—	—

Options outstanding as of May 31, 2013	37,900,000	$9,878	41,900,000	$17,404

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or

OPPENHEIMER EMERGING MARKETS DEBT FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

58	OPPENHEIMER EMERGING MARKETS DEBT FUND

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended May 31, 2013, the Fund had ending monthly average notional amounts of $14,615 and $541,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of May 31, 2013, the Fund had no such credit default swaps outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended May 31, 2013, the Fund had ending monthly average notional amounts of $2,362,603 and $7,388,285 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

OPPENHEIMER EMERGING MARKETS DEBT FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $27,747 and $31,492 on purchased and written swaptions, respectively.

60	OPPENHEIMER EMERGING MARKETS DEBT FUND

Written swaption activity for the year ended May 31, 2013 was as follows:

	Call Swaptions
	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	3,560,000	$4,649
Options written	23,345,000	227,494
Options closed or expired	(5,800,000)	(28,730)
Options exercised	(3,505,000)	(4,619)

Options outstanding as of May 31, 2013	17,600,000	$198,794

7. Restricted Securities

As of May 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as

OPPENHEIMER EMERGING MARKETS DEBT FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

62	OPPENHEIMER EMERGING MARKETS DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Debt Fund, including the statement of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and for the period June 30, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Debt Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and for the period June 30, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 18, 2013

OPPENHEIMER EMERGING MARKETS DEBT FUND	63

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended May 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2013, the maximum amount allowable but not less than $181,208 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $2,731,052 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

64	OPPENHEIMER EMERGING MARKETS DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER EMERGING MARKETS DEBT FUND	65

TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

66	OPPENHEIMER EMERGING MARKETS DEBT FUND

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER EMERGING MARKETS DEBT FUND	67

TRUSTEES AND OFFICERS BIOS    Continued

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

68	OPPENHEIMER EMERGING MARKETS DEBT FUND

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Sara J. Zervos, Ph.D., Vice President (since 2010) Year of Birth:1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and is the team’s Director of International Research; Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER EMERGING MARKETS DEBT FUND	69

TRUSTEES AND OFFICERS BIOS    Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

70	OPPENHEIMER EMERGING MARKETS DEBT FUND

OPPENHEIMER EMERGING MARKETS DEBT FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER EMERGING MARKETS DEBT FUND	71

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

72	OPPENHEIMER EMERGING MARKETS DEBT FUND

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER EMERGING MARKETS DEBT FUND	73

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA1360.001.0513 July 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,800 in fiscal 2013 and $38,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $508,480 in fiscal 2013 and $432,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,225 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $307,163 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $815,643 in fiscal 2013 and $435,031 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013